UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

Kennedy Lewis Capital Company

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	814-01603 (Commission File Number)	88-6117755 (IRS Employer Identification Number)

225 Liberty St. Suite 4210 New York, New York 10281 (Address of Principal Executive Offices, Zip Code) (212) 782-3842 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2025, the Board of Trustees of Kennedy Lewis Capital Company (the “Company”) appointed Jamie Peterson to serve as Chief Compliance Officer of the Company, effective as of October 3, 2025, to replace Gregory Maccordy, who was serving as Chief Compliance Officer of the Company.

Jamie Peterson is a Managing Director with Iron Road Partners since 2024, with more than 30 years of experience in the financial industry. Prior to joining Iron Road Partners, Mr. Peterson was the Americas Chief Compliance Officer at Wellington Management Company, where he led the teams responsible for all compliance matters in the U.S. and in Canada. While at Wellington, Mr. Peterson provided regulatory compliance advice across the firm; led Securities and Exchange Commission (“SEC”), CTFC, NFA, FINRA, OSC and OCC compliance programs; designed and implemented surveillance, testing and annual reviews. Previously, Mr. Peterson was the Chief Compliance Officer at Highfields Capital Management, where he built the firm’s 206(4)-7 compliance program and initially registered Highfields as an investment adviser with the SEC. Earlier, Mr. Peterson served in capital markets risk and compliance roles at Citigroup Global Markets, Inc., and traded equities at Fleet Trading. Mr. Peterson received his Bachelor of Arts in Policy and Management Studies from Dickinson College.

There is no arrangement or understanding between Mr. Peterson and any other person pursuant to which he was appointed as Chief Compliance Officer. Further, with regard to Mr. Peterson, there are no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kennedy Lewis Capital Company

Date:	October 3, 2025	By:	/s/ Anthony Pasqua
Name: Anthony Pasqua Title: Chief Financial Officer